                                                                    Exhibit 99.1

CONTACTS:

MEDIA:
Jonathan Williams
(412) 762-4550
pubrela@pncmail.com

INVESTORS:
William H. Callihan
(412) 762-8257
invrela@pncmail.com

                  PNC BANK CORP. REPORTS STRONG FOURTH QUARTER,
                       LEADING TO RECORD EARNINGS FOR 1997

            PITTSBURGH, Jan. 15, 1998 - PNC Bank Corp. (NYSE: PNC) today reported strong fourth quarter 1997 earnings of $265 million or $0.85 per diluted share and record full year earnings of $1.052 billion or $3.28 per diluted share. Comparable 1996 results were $272 million or $0.79 per diluted share for the fourth quarter and $992 million or $2.88 per diluted share for the year.

            Return on average common shareholders' equity was 20.28% for the fourth quarter and 20.01% for the year compared with 18.58% and 17.18%, respectively for the prior year. Return on average assets was 1.49% for both the last quarter and full year compared with 1.56% and 1.40% for the respective 1996 periods.

            "Our record performance reflects solid revenue growth," said Thomas
H. O'Brien, chairman and chief executive officer. "Our aggressive investments over the past several years in fee-based businesses such as Asset Management, Treasury Management, Capital Markets and Mutual Fund Servicing have generated significant contributions to our performance. Noninterest revenues represented more than 44% of total revenues in the fourth quarter and we expect that relative contribution to increase to over 50% by 2000."

PNC Bank Corp. Reports Strong Fourth Quarter,
Leading To Record Earnings For 1997 -- Page 2


HIGHLIGHTS

         o Revenue increased 12% in the year-to-year comparison.

         o Noninterest income grew $413 million led by fee-based revenue growth of 21%.

         o The relationship of noninterest income to total revenue was 42% for 1997 and increased to 44% for the fourth quarter.

         o The net interest margin widened 11 basis points to 3.94% during 1997.

         o Significant investments were made in national consumer businesses, including the AAA initiative which is expected to become profitable in the fourth quarter of 1998.

         o Asset quality improved significantly. Nonperforming assets declined 15% from the third quarter and 27% since last year and finished the year at 0.61% of loans and foreclosed assets. Net charge-offs for 1997 were 0.51% of average loans.

         o Continued aggressive reduction in the securities portfolio and related wholesale funding while maintaining a balance sheet that is essentially neutral to changes in interest rates.

         o Capital management activities for 1997 included reducing the securities portfolio to $8.5 billion or 12.8% of earning assets and repurchasing 29.3 million common shares or 9.0% of shares outstanding.

INCOME STATEMENT REVIEW

            Taxable-equivalent net interest income was $2.524 billion for 1997, a $46 million increase over 1996. The net interest margin widened to 3.94% compared with 3.83% in the prior year primarily resulting from a higher-yielding earning asset mix.

            The provision for credit losses was $70 million for 1997. No provision was recorded in the prior year.

                                     -more-

PNC Bank Corp. Reports Strong Fourth Quarter,
Leading To Record Earnings For 1997 -- Page 3


            Noninterest income totaled $1.808 billion in 1997 and represented 42% of total revenue compared with $1.395 billion and 36%, respectively, in 1996. Growth in investment advisory, private banking and mutual fund servicing contributed to a $106 million or 21% increase in asset management fees. Managed assets increased to approximately $137 billion at Dec. 31, 1997 compared with $109 billion a year ago. Service fees increased $146 million or 26% primarily from growth in credit card, corporate finance, insurance, deposit, treasury management and consumer services.

            Mortgage banking revenue grew primarily due to higher income from securitization activities. Mortgage originations totaled $6.1 billion in 1997 compared with $5.6 billion a year ago. At Dec. 31, 1997, the corporation serviced approximately $40.7 billion of mortgages, including $31.7 billion serviced for others.

            Other noninterest income increased $132 million in the comparison primarily due to higher venture capital and asset securitization income.

            Noninterest expense increased $303 million to $2.615 billion in 1997 largely due to $187 million of incremental costs associated with AAA and credit card-related initiatives. The remaining increase was attributable to higher incentive compensation commensurate with growth in fee-based revenue and the cost of trust preferred capital securities. The efficiency ratio was 59.4% for 1997 compared with 59.6% a year ago.

BALANCE SHEET REVIEW

            Total assets were $75.1 billion at Dec. 31, 1997. Average earning assets declined $708 million during the year to $64.0 billion as loan growth was more than offset by securities portfolio reductions. Average loans grew 7.7% to $52.9 billion, a $3.8 billion increase from the prior year. Loans represented 82.6% of average earning assets compared with 75.9% a year ago. Growth in credit cards, residential mortgages and middle market commercial loans more than offset downsizing of the indirect automobile lending portfolio and the impact of loan securitizations. Since 1994, the corporation has aggressively downsized the securities portfolio and related wholesale funding. As a result, average securities have been reduced to $8.8 billion or 13.7% of average earning assets.

                                     -more-

PNC Bank Corp. Reports Strong Fourth Quarter,
Leading To Record Earnings For 1997 -- Page 4


          Average interest-bearing funding was substantially unchanged at $53.5 billion in 1997. Deposits represented 63.0% of total sources of funds for 1997 compared with 63.7% a year ago.

          Shareholders' equity totaled $5.4 billion at Dec. 31, 1997. The leverage ratio was 7.3% and Tier I and total risk-based capital ratios are estimated to be 7.4% and 11.0%, respectively. During 1997, the corporation repurchased 29.3 million common shares. During the fourth quarter, the board of directors approved a 5.4% increase in the quarterly common dividend to $0.39 per share.

          The ratio of nonperforming assets to total loans and foreclosed assets declined to 0.61% at Dec. 31, 1997, compared with 0.73% at Sept. 30, 1997, and 0.88% a year ago. Nonperforming assets declined to $333 million at Dec. 31, 1997, compared with $394 million at Sept. 30, 1997, and $459 million at Dec. 31, 1996.

          The allowance for credit losses was $972 million at Dec. 31, 1997, and represented 352% of nonperforming loans compared with 334% a year ago. Net charge-offs were $272 million or 0.51% of average loans in 1997 compared with $164 million and 0.33%, respectively, a year ago. The increase was primarily associated with higher credit card outstandings.

          PNC Bank Corp., headquartered in Pittsburgh, is one of the largest diversified financial services organizations in the United States. Its major businesses include consumer banking, corporate banking, private banking, mortgage banking, secured lending and asset management.

         Visit PNC Bank on the World Wide Web at http://www.pncbank.com
Our SEC reports, accessible on our website, identify factors that can affect forward looking statements.

                           [TABULAR MATERIAL FOLLOWS]

PNC BANK CORP. AND SUBSIDIARIES                                          Page 5
Consolidated Financial Highlights

                                                                              Three months ended
                                                                                 December 31               Year ended December 31
                                                                              1997           1996           1997             1996
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL PERFORMANCE (in thousands, except per share data)
Revenue
   Net interest income (taxable-equivalent basis)                         $638,912       $625,637     $2,524,207       $2,478,609
   Noninterest income                                                      503,993        388,579      1,808,166        1,395,100
   Total revenue                                                         1,142,905      1,014,216      4,332,373        3,873,709
Net income                                                                 265,489        271,903      1,052,468          992,226

Per common share
   Diluted earnings                                                            .85            .79           3.28             2.88
   Cash dividends declared                                                     .39            .37           1.50             1.42

SELECTED RATIOS
Return on
   Average common shareholders' equity                                       20.28%         18.58%         20.01%           17.18%
   Average assets                                                             1.49           1.56           1.49             1.40
Net interest margin                                                           3.95           3.92           3.94             3.83
After-tax profit margin                                                      23.23          26.81          24.29            25.61
Efficiency ratio (excluding distributions on capital securities)             60.20          57.69          59.36            59.64
Net charge-offs to average loans                                               .59            .45            .51              .33

                                                        December 31   September 30       June 30       March 31      December 31
                                                               1997           1997          1997           1997             1996
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET DATA (in millions)
Assets                                                      $75,120        $71,828        $71,973        $71,166          $73,260
Earning assets                                               66,688         64,208         64,297         64,255           65,439
Loans, net of unearned income                                54,245         53,651         53,497         52,575           51,798
Securities                                                    8,522          8,000          8,396          9,593           11,917
Deposits                                                     47,649         44,788         45,216         44,902           45,676
Borrowed funds                                               19,622         19,052         19,066         18,547           19,604
Shareholders' equity                                          5,384          5,476          5,384          5,478            5,869
Common shareholders' equity                                   5,069          5,161          5,068          5,162            5,553

CAPITAL RATIOS
Leverage                                                       7.27%          7.46%          7.35%          7.17%            7.70%
Common shareholders' equity to assets                          6.75           7.18           7.04           7.25             7.58

ASSET QUALITY RATIOS
Nonperforming assets to loans and foreclosed assets             .61            .73            .83            .82              .88
Allowance for credit losses to loans                           1.79           1.91           2.01           2.13             2.25
Allowance for credit losses to nonperforming loans           351.79         324.25         310.34         346.11           334.40

Book value per common share                                  $16.87         $16.92         $16.51         $16.45           $17.13
------------------------------------------------------------------------------------------------------------------------------------

                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 6
Consolidated Statement of Income

                                                                             Three months ended
                                                                                 December 31          Year ended December 31
                                                                          -------------------------- --------------------------
In thousands, except per share data                                              1997         1996         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                                    $1,117,551   $1,011,871    $4,353,744   $3,943,586
Securities                                                                    119,366      181,264       539,953      858,686
Other                                                                          44,426       30,490       157,306      136,463
                                                                           ----------------------------------------------------
   Total interest income                                                    1,281,343    1,223,625     5,051,003    4,938,735

INTEREST EXPENSE
Deposits                                                                      369,572      354,985     1,456,587    1,428,771
Borrowed funds                                                                279,570      250,906     1,099,198    1,065,663
                                                                           ----------------------------------------------------
   Total interest expense                                                     649,142      605,891     2,555,785    2,494,434
                                                                           ----------------------------------------------------
   Net interest income                                                        632,201      617,734     2,495,218    2,444,301
Provision for credit losses                                                    25,000                     70,000
                                                                           ----------------------------------------------------
   Net interest income less provision for credit losses                       607,201      617,734     2,425,218    2,444,301

NONINTEREST INCOME
Asset management                                                              166,409      129,048       602,804      496,739
Service fees                                                                  192,788      158,045       712,452      566,358
Mortgage banking                                                               45,741       47,532       156,486      153,672
Other                                                                          77,621       46,399       287,851      156,207
                                                                           ----------------------------------------------------
   Total noninterest income before net securities gains                       482,559      381,024     1,759,593    1,372,976
Net securities gains                                                           21,434        7,555        48,573       22,124
                                                                           ----------------------------------------------------
   Total noninterest income                                                   503,993      388,579     1,808,166    1,395,100

NONINTEREST EXPENSE
Staff expense                                                                 312,339      269,233     1,208,175    1,109,932
Net occupancy and equipment                                                    97,611       92,955       369,380      368,649
Amortization                                                                   56,104       36,701       173,921      117,439
Other                                                                         222,014      186,210       820,171      714,439
Distributions on capital securities                                            13,123        1,391        43,138        1,391
                                                                           ----------------------------------------------------
   Total noninterest expense                                                  701,191      586,490     2,614,785    2,311,850

   Income before income taxes                                                 410,003      419,823     1,618,599    1,527,551
Applicable income taxes                                                       144,514      147,920       566,131      535,325
                                                                           ----------------------------------------------------
   Net income                                                                $265,489     $271,903    $1,052,468     $992,226
-------------------------------------------------------------------------------------------------------------------------------

Net income applicable to common shareholders                                 $261,675     $268,662    $1,037,324     $991,558

EARNINGS PER COMMON SHARE
Basic                                                                            $.86         $.80         $3.33        $2.91
Diluted                                                                           .85          .79          3.28         2.88

CASH DIVIDENDS DECLARED PER COMMON SHARE                                          .39          .37          1.50         1.42

AVERAGE COMMON SHARES OUTSTANDING
Basic                                                                         303,207      332,266       310,147      338,568
Diluted                                                                       309,533      338,678       316,221      344,576
-------------------------------------------------------------------------------------------------------------------------------

                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 7
Details of Net Interest Income

                                                                               Three months ended
NET INTEREST INCOME                                                                 December 31         Year ended December 31
Taxable-equivalent basis                                                     -------------------------------------------------------
In thousands                                                                     1997         1996         1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans                                                                    $1,123,127   $1,017,982   $4,376,444   $3,969,159
   Securities                                                                  120,395      183,013      545,936      867,209
   Other interest-earning assets                                                44,532       30,533      157,612      136,675
                                                                           ---------------------------------------------------------
     Total interest income                                                   1,288,054    1,231,528    5,079,992    4,973,043
Interest expense
   Deposits                                                                    369,572      354,985    1,456,587    1,428,771
   Borrowed funds                                                              279,570      250,906    1,099,198    1,065,663
                                                                           ---------------------------------------------------------
     Total interest expense                                                    649,142      605,891    2,555,785    2,494,434
                                                                           ---------------------------------------------------------
     Net interest income                                                      $638,912     $625,637   $2,524,207   $2,478,609
------------------------------------------------------------------------------------------------------------------------------------

Taxable-equivalent basis                                     December 31  September 30      June 30    March 31   December 31
Three months ended - in thousands                                   1997          1997         1997        1997          1996
------------------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans                                                      $1,123,127   $1,107,250    $1,084,532   $1,061,535   $1,017,982
   Securities                                                    120,395      127,053       140,618      157,870      183,013
   Other interest-earning assets                                  44,532       43,555        39,416       30,109       30,533
                                                              ---------------------------------------------------------------------
     Total interest income                                     1,288,054    1,277,858     1,264,566    1,249,514    1,231,528
Interest expense
   Deposits                                                      369,572      372,860       368,000      346,155      354,985
   Borrowed funds                                                279,570      277,567       275,985      266,076      250,906
                                                              ---------------------------------------------------------------------
     Total interest expense                                      649,142      650,427       643,985      612,231      605,891
                                                              ---------------------------------------------------------------------
     Net interest income                                        $638,912     $627,431      $620,581     $637,283     $625,637
------------------------------------------------------------------------------------------------------------------------------------

                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 8
Details of Net Interest Margin

                                                                                Three months ended
                                                                                    December 31         Year ended December 31
NET INTEREST MARGIN                                                       -----------------------------------------------------
Taxable-equivalent basis                                                         1997         1996         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid
   Yield on earning assets
     Loans                                                                       8.27%        8.07%        8.27%        8.08%
     Securities                                                                  6.19         6.32         6.22         6.40
     Other interest-earning assets                                               6.68         6.84         6.75         6.64
                                                                           ----------------------------------------------------
       Total yield on earning assets                                             7.96         7.71         7.93         7.68
   Rate on interest-bearing liabilities
     Deposits                                                                    4.23         4.05         4.18         4.06
     Borrowed funds                                                              5.91         5.79         5.91         5.82
                                                                           ----------------------------------------------------
       Total rate on interest-bearing liabilities                                4.82         4.62         4.78         4.66
                                                                           ----------------------------------------------------
       Interest rate spread                                                      3.14         3.09         3.15         3.02
   Impact of noninterest-bearing sources                                          .81          .83          .79          .81
                                                                           ----------------------------------------------------
       Net interest margin                                                       3.95%        3.92%        3.94%        3.83%
-------------------------------------------------------------------------------------------------------------------------------

Taxable-equivalent basis                                       December 31  September 30    June 30     March 31    December 31
Three months ended                                                    1997          1997       1997         1997           1996
--------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid
   Yield on earning assets
     Loans                                                           8.27%        8.23%        8.19%        8.20%         8.07%
     Securities                                                      6.19         6.17         6.21         6.27          6.32
     Other interest-earning assets                                   6.68         6.83         6.76         6.68          6.84
                                                               ----------------------------------------------------------------
       Total yield on earning assets                                 7.96         7.92         7.85         7.86          7.71
   Rate on interest-bearing liabilities
     Deposits                                                        4.23         4.23         4.18         4.06          4.05
     Borrowed funds                                                  5.91         5.92         5.88         5.76          5.79
                                                               ----------------------------------------------------------------
       Total rate on interest-bearing liabilities                    4.82         4.82         4.77         4.66          4.62
                                                               ----------------------------------------------------------------
       Interest rate spread                                          3.14         3.10         3.08         3.20          3.09
   Impact of noninterest-bearing sources                              .81          .79          .76          .78           .83
                                                               ----------------------------------------------------------------
       Net interest margin                                           3.95%        3.89%        3.84%        3.98%         3.92%
-------------------------------------------------------------------------------------------------------------------------------

                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 9
Details of Noninterest Income

                                                                                Three months ended
                                                                                    December 31         Year ended December 31
NONINTEREST INCOME                                                         -----------------------------------------------------
In thousands                                                                     1997         1996         1997          1996
-------------------------------------------------------------------------------------------------------------------------------
Asset management
   Asset management and trust                                                $128,916      $97,588     $461,512      $377,854
   Mutual fund servicing                                                       37,493       31,460      141,292       118,885
                                                                           ----------------------------------------------------
     Total asset management                                                   166,409      129,048      602,804       496,739
Service fees
   Deposit                                                                     78,408       77,571      317,489       289,596
   Credit card and merchant services                                           28,802       14,903       93,158        29,759
   Corporate finance and capital markets                                       27,194       16,449       83,356        65,615
   Consumer                                                                    19,965       19,246       74,783        63,676
   Brokerage                                                                   14,230       12,392       54,341        53,810
   Insurance                                                                   10,543        8,706       39,769        30,062
   Other                                                                       13,646        8,778       49,556        33,840
                                                                           ----------------------------------------------------
     Total service fees                                                       192,788      158,045      712,452       566,358
Mortgage banking
   Servicing                                                                   30,503       30,064      116,231       118,906
   Marketing                                                                   14,775        8,022       37,440        23,638
   Sale of servicing                                                              463        9,446        2,815        11,128
                                                                           ----------------------------------------------------
     Total mortgage banking                                                    45,741       47,532      156,486       153,672
Other                                                                          77,621       46,399      287,851       156,207
                                                                           ----------------------------------------------------
   Total noninterest income before net securities gains                       482,559      381,024    1,759,593     1,372,976
Net securities gains                                                           21,434        7,555       48,573        22,124
                                                                           ----------------------------------------------------
   Total                                                                     $503,993     $388,579   $1,808,166    $1,395,100
-------------------------------------------------------------------------------------------------------------------------------

                                                             December 31  September 30     June 30     March 31   December 31
Three months ended - in thousands                                   1997          1997        1997         1997          1996
-------------------------------------------------------------------------------------------------------------------------------
Asset management
   Asset management and trust                                   $128,916     $115,197     $110,500     $106,899       $97,588
   Mutual fund servicing                                          37,493       35,608       35,518       32,673        31,460
                                                              -----------------------------------------------------------------
     Total asset management                                      166,409      150,805      146,018      139,572       129,048
Service fees
   Deposit                                                        78,408       78,406       79,817       80,858        77,571
   Credit card and merchant services                              28,802       23,292       21,960       19,104        14,903
   Corporate finance and capital markets                          27,194       18,480       21,090       16,592        16,449
   Consumer                                                       19,965       19,533       17,988       17,297        19,246
   Brokerage                                                      14,230       14,138       12,731       13,242        12,392
   Insurance                                                      10,543       10,421        9,659        9,146         8,706
   Other                                                          13,646       10,876       13,852       11,182         8,778
                                                              -----------------------------------------------------------------
     Total service fees                                          192,788      175,146      177,097      167,421       158,045
Mortgage banking
   Servicing                                                      30,503       30,316       27,963       27,449        30,064
   Marketing                                                      14,775       15,552        3,692        3,421         8,022
   Sale of servicing                                                 463          683          494        1,175         9,446
                                                              -----------------------------------------------------------------
     Total mortgage banking                                       45,741       46,551       32,149       32,045        47,532
Other                                                             77,621       75,805       64,773       69,652        46,399
                                                              -----------------------------------------------------------------
   Total noninterest income before net securities gains
     (losses)                                                    482,559      448,307      420,037      408,690       381,024
Net securities gains (losses)                                     21,434       (2,657)      13,370       16,426         7,555
                                                              -----------------------------------------------------------------
   Total                                                        $503,993     $445,650     $433,407     $425,116      $388,579
-------------------------------------------------------------------------------------------------------------------------------

                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 10
Details of Noninterest Expense

                                                                                Three months ended
                                                                                    December 31         Year ended December 31
NONINTEREST EXPENSE                                                       -----------------------------------------------------
In thousands                                                                     1997         1996          1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Staff expense
   Compensation                                                              $276,768      $234,690   $1,015,898     $929,626
   Employee benefits                                                           35,571        34,543      192,277      180,306
                                                                           ----------------------------------------------------
     Total staff expense                                                      312,339       269,233    1,208,175    1,109,932
Net occupancy                                                                  49,813        49,681      189,345      196,975
Equipment                                                                      47,798        43,274      180,035      171,674
Goodwill amortization                                                          13,143        15,118       52,795       54,300
Other amortization                                                             42,961        21,583      121,126       63,139
Taxes other than income                                                        13,730        12,360       56,476       53,353
Distributions on capital securities                                            13,123         1,391       43,138        1,391
Other                                                                         208,284       173,850      763,695      661,086
                                                                           ----------------------------------------------------
   Total                                                                     $701,191      $586,490   $2,614,785   $2,311,850
-------------------------------------------------------------------------------------------------------------------------------

                                                              December 31  September 30     June 30     March 31  December 31
Three months ended - in thousands                                    1997          1997        1997         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Staff expense
   Compensation                                                  $276,768     $250,833     $243,602     $244,695     $234,690
   Employee benefits                                               35,571       48,141       50,559       58,006       34,543
                                                              -----------------------------------------------------------------
     Total staff expense                                          312,339      298,974      294,161      302,701      269,233
Net occupancy                                                      49,813       46,221       46,071       47,240       49,681
Equipment                                                          47,798       44,483       45,710       42,044       43,274
Goodwill amortization                                              13,143       13,110       13,274       13,268       15,118
Other amortization                                                 42,961       35,349       26,253       16,563       21,583
Taxes other than income                                            13,730       13,879       13,832       15,035       12,360
Distributions on capital securities                                13,123       13,192        9,867        6,956        1,391
Other                                                             208,284      173,350      189,664      192,397      173,850
                                                              -----------------------------------------------------------------
   Total                                                         $701,191     $638,558     $638,832     $636,204     $586,490
-------------------------------------------------------------------------------------------------------------------------------

                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 11
Consolidated Balance Sheet

                                                                                                    December 31  December 31
In millions                                                                                                1997         1996
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                                                  $4,303       $4,016
Short-term investments                                                                                    1,526          774
Loans held for sale                                                                                       2,324          941
Securities available for sale                                                                             8,522       11,917
Loans, net of unearned income of $412 and $385                                                           54,245       51,798
   Allowance for credit losses                                                                             (972)      (1,166)
                                                                                                     -------------------------
   Net loans                                                                                             53,273       50,632
Other                                                                                                     5,172        4,980
                                                                                                     -------------------------
   Total assets                                                                                         $75,120      $73,260
                                                                                                     -------------------------

LIABILITIES
Deposits
   Noninterest-bearing                                                                                  $10,158      $10,937
   Interest-bearing                                                                                      37,491       34,739
                                                                                                     -------------------------
     Total deposits                                                                                      47,649       45,676
Borrowed funds
   Bank notes and senior debt                                                                             9,826        8,093
   Federal funds purchased                                                                                3,632        3,933
   Repurchase agreements                                                                                    714          645
   Other borrowed funds                                                                                   3,753        5,576
   Subordinated debt                                                                                      1,697        1,357
                                                                                                     -------------------------
     Total borrowed funds                                                                                19,622       19,604
Other                                                                                                     1,815        1,761
                                                                                                     -------------------------
   Total liabilities                                                                                     69,086       67,041

Mandatorily redeemable capital securities of subsidiary trusts                                              650          350

SHAREHOLDERS' EQUITY
Preferred stock                                                                                               7            7
Common stock - $5 par value
   Authorized $450,000,000 shares
   Issued 348,447,600 and 345,154,238 shares                                                              1,742        1,726
Capital surplus                                                                                           1,042          939
Retained earnings                                                                                         4,641        4,075
Deferred benefit expense                                                                                    (41)         (60)
Net unrealized securities losses                                                                            (23)         (67)
Common stock held in treasury at cost: 48,017,641 and 21,036,195 shares                                  (1,984)        (751)
                                                                                                     -------------------------
   Total shareholders' equity                                                                             5,384        5,869
                                                                                                     -------------------------
   Total liabilities, capital securities and shareholders' equity                                       $75,120      $73,260
-------------------------------------------------------------------------------------------------------------------------------

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

PNC BANK CORP. AND SUBSIDIARIES                                         Page 12
Consolidated Average Balance Sheet Data

                                                                                Three months ended
                                                                                    December 31         Year ended December 31
                                                                          -----------------------------------------------------
In millions                                                                      1997         1996         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities                                                                  $7,769      $11,569       $8,774      $13,550
   Loans, net of unearned income
     Consumer
       Credit card                                                              3,803        1,683        3,558        1,165
       Other consumer                                                          11,108       12,084       11,224       12,192
                                                                           ----------------------------------------------------
         Total consumer                                                        14,911       13,767       14,782       13,357
     Residential mortgage                                                      12,966       12,361       13,105       12,049
     Commercial                                                                19,838       18,122       19,089       17,727
     Commercial real estate                                                     4,067        4,092        4,060        4,186
     Other                                                                      1,881        1,631        1,871        1,797
                                                                           ----------------------------------------------------
     Total loans, net of unearned income                                       53,663       49,973       52,907       49,116
   Other interest-earning assets                                                2,655        1,780        2,336        2,059
                                                                           ----------------------------------------------------
     Total interest-earning assets                                             64,087       63,322       64,017       64,725
Noninterest-earning assets                                                      6,782        6,214        6,627        6,082
                                                                           ----------------------------------------------------
     Total assets                                                             $70,869      $69,536      $70,644      $70,807
                                                                           ----------------------------------------------------

LIABILITIES
Interest-bearing liabilities
   Deposits                                                                   $34,655      $34,829      $34,864      $35,217
   Borrowed funds                                                              18,624       17,110       18,594       18,314
                                                                           ----------------------------------------------------
     Total interest-bearing liabilities                                        53,279       51,939       53,458       53,531
Noninterest-bearing deposits                                                    9,925       10,003        9,670        9,900
Other                                                                           1,601        1,501        1,501        1,529
                                                                           ----------------------------------------------------
     Total liabilities                                                         64,805       63,443       64,629       64,960

Mandatorily redeemable capital securities of subsidiary trusts                    650           76          537           19

SHAREHOLDERS' EQUITY                                                            5,414        6,017        5,478        5,828
                                                                           ----------------------------------------------------
     Total liabilities, capital securities and shareholders' equity           $70,869      $69,536      $70,644      $70,807
                                                                           ----------------------------------------------------
COMMON SHAREHOLDERS' EQUITY                                                    $5,099       $5,727       $5,162       $5,742
-------------------------------------------------------------------------------------------------------------------------------

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

PNC BANK CORP. AND SUBSIDIARIES                                         Page 13
Consolidated Balance Sheet Data

AVERAGE BALANCES                                              December 31  September 30     June 30     March 31   December 31
Three months ended - in millions                                     1997          1997        1997         1997          1996
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities                                                      $7,769       $8,216       $9,055      $10,089       $11,569
   Loans, net of unearned income
     Consumer
       Credit card                                                  3,803        3,871        3,502        3,043         1,683
       Other consumer                                              11,108       10,996       11,239       11,827        12,084
                                                               -----------------------------------------------------------------
         Total consumer                                            14,911       14,867       14,741       14,870        13,767
     Residential mortgage                                          12,966       13,503       13,164       12,781        12,361
     Commercial                                                    19,838       18,858       18,986       18,429        18,122
     Commercial real estate                                         4,067        4,022        4,038        4,078         4,092
     Other                                                          1,881        1,952        1,884        1,764         1,631
                                                               -----------------------------------------------------------------
     Total loans, net of unearned income                           53,663       53,202       52,813       51,922        49,973
   Other interest-earning assets                                    2,655        2,536        2,333        1,814         1,780
                                                               -----------------------------------------------------------------
     Total interest-earning assets                                 64,087       63,954       64,201       63,825        63,322
Noninterest-earning assets                                          6,782        6,627        6,620        6,476         6,214
                                                               -----------------------------------------------------------------
     Total assets                                                 $70,869      $70,581      $70,821      $70,301       $69,536
                                                               -----------------------------------------------------------------
LIABILITIES
Interest-bearing liabilities
   Deposits                                                       $34,655      $34,952      $35,313      $34,533       $34,829
   Borrowed funds                                                  18,624       18,484       18,675       18,594        17,110
                                                               -----------------------------------------------------------------
     Total interest-bearing liabilities                            53,279       53,436       53,988       53,127        51,939
Noninterest-bearing deposits                                        9,925        9,654        9,501        9,600        10,003
Other                                                               1,601        1,460        1,480        1,466         1,501
                                                               -----------------------------------------------------------------
     Total liabilities                                             64,805       64,550       64,969       64,193        63,443

Mandatorily redeemable capital securities of subsidiary
trusts                                                                650          650          492          350            76

SHAREHOLDERS' EQUITY                                                5,414        5,381        5,360        5,758         6,017
                                                               -----------------------------------------------------------------
     Total liabilities, capital securities and shareholders'
       equity                                                     $70,869      $70,581      $70,821      $70,301       $69,536
                                                               -----------------------------------------------------------------
COMMON SHAREHOLDERS' EQUITY                                        $5,099       $5,066       $5,044       $5,442        $5,727
--------------------------------------------------------------------------------------------------------------------------------

LOAN PORTFOLIO                                                December 31  September 30     June 30     March 31   December 31
Period ended - in millions                                           1997          1997        1997         1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Consumer
   Credit card                                                     $3,830       $3,861       $3,693       $3,345        $2,776
   Other consumer                                                  11,205       11,206       10,983       11,356        12,092
Residential mortgage                                               12,785       13,064       13,494       13,056        12,703
Commercial                                                         19,989       19,536       19,266       19,020        18,588
Commercial real estate
   Commercial mortgage                                              1,848        1,926        1,880        1,894         1,941
   Real estate project                                              2,126        2,159        2,123        2,137         2,157
Other                                                               2,874        2,281        2,450        2,154         1,926
                                                               -----------------------------------------------------------------
   Total loans                                                     54,657       54,033       53,889       52,962        52,183
   Unearned income                                                   (412)        (382)        (392)        (387)         (385)
                                                               -----------------------------------------------------------------
   Loans, net of unearned income                                  $54,245      $53,651      $53,497      $52,575       $51,798
--------------------------------------------------------------------------------------------------------------------------------

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

PNC BANK CORP. AND SUBSIDIARIES                                         Page 14
Asset Quality Data

LOAN PORTFOLIO                                                December 31  September 30     June 30     March 31   December 31
Three months ended - in millions                                     1997          1997        1997         1997          1996
-------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                                  $1,027       $1,075       $1,119       $1,166        $1,152
Charge-offs
   Consumer
     Credit card                                                      (54)         (53)         (55)         (46)          (23)
     Other consumer                                                   (27)         (25)         (25)         (30)          (28)
                                                               ----------------------------------------------------------------
       Total consumer                                                 (81)         (78)         (80)         (76)          (51)
   Residential mortgage                                                (1)          (3)          (3)          (2)           (2)
   Commercial                                                         (18)         (11)         (10)         (10)          (17)
   Commercial real estate                                              (5)          (3)          (3)          (1)           (9)
                                                               ----------------------------------------------------------------
     Total charge-offs                                               (105)         (95)         (96)         (89)          (79)
Recoveries
   Consumer
     Credit card                                                        5            4            9            7             2
     Other consumer                                                    10            9            9            9             9
                                                               ----------------------------------------------------------------
       Total consumer                                                  15           13           18           16            11
   Residential mortgage                                                                                        1             1
   Commercial                                                           4            7           18            9             7
   Commercial real estate                                               6            2            1            3             3
                                                               ----------------------------------------------------------------
     Total recoveries                                                  25           22           37           29            22
                                                               ----------------------------------------------------------------
     Net charge-offs                                                  (80)         (73)         (59)         (60)          (57)
Provision for credit losses                                            25           20           15           10
Acquisitions                                                                         5                         3            71
                                                               ----------------------------------------------------------------
   Ending balance                                                    $972       $1,027       $1,075       $1,119        $1,166
-------------------------------------------------------------------------------------------------------------------------------

NONPERFORMING ASSETS                                          December 31  September 30     June 30     March 31   December 31
Period ended - in millions                                           1997          1997        1997         1997          1996
-------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                                        $128         $142         $155         $135          $156
   Commercial real estate
     Commercial mortgage                                               84           94          106          113           109
     Real estate project                                               10           28           33           24            25
   Consumer                                                            10            6            5            5             6
   Residential mortgage                                                44           45           46           45            51
                                                               ----------------------------------------------------------------
     Total nonaccrual loans                                           276          315          345          322           347
Restructured loans                                                                   2            1            1             2
                                                               ----------------------------------------------------------------
     Total nonperforming loans                                        276          317          346          323           349
Foreclosed assets
   Commercial real estate                                              27           37           55           66            71
   Residential mortgage                                                21           23           23           24            22
   Other                                                                9           17           18           16            17
                                                               ----------------------------------------------------------------
     Total foreclosed assets                                           57           77           96          106           110
                                                               ----------------------------------------------------------------
     Total nonperforming assets                                      $333         $394         $442         $429          $459
-------------------------------------------------------------------------------------------------------------------------------